                          LOAN MODIFICATION AGREEMENT
                          --------------------------

     THIS LOAN MODIFICATION AGREEMENT (the "AMENDMENT") is made this 23rd day of December, 1998, by and among TOTAL CONTAINMENT, INC., TCI ENVIRONMENT NV/SA, RENE MORIN, INC., AMERICAN CONTAINMENT, INC., (collectively "BORROWERS"), and FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A. (the "BANK").

                                   BACKGROUND
                                   ----------

A. Pursuant to the Amended and Restated Loan and Security Agreement among Borrowers and Bank dated April 3, 1998 (the foregoing agreement, as modified and amended hereby, shall be referred to as the "LOAN AGREEMENT"), Bank agreed to
(i) increase the WC Line to Ten Million Dollars ($10,000,000.00);   (ii) extend
the term of the Acquisition Line; and (iii) amend and modify various terms of existing loan documents.

B. Borrowers' obligations under the Loan Agreement and the Notes evidencing the Loans are secured, inter alia, by the Collateral.

C. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Loan Agreement.

D. At Borrowers' request, Bank has agreed to enter into this Agreement, inter alia, to (i) make LIBOR rate pricing available to Borrowers for advances under the WC Line; (ii) ratify and confirm the respective obligations and liabilities of Obligors to Bank under the Loan Documents, and (iii) reaffirm, ratify and continue Bank's liens on, and security interests in, certain assets of Borrowers.'

     NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

                                     TERMS
                                     -----

1.    MODIFICATION OF CAPITALIZED TERMS.  The following terms set forth in the
      ---------------------------------
Loan Agreement shall be modified as provided below:

(a)  "LOAN DOCUMENTS" shall be amended to include the Loan Agreement, as amended
      --------------
and modified pursuant to the terms hereof and as the same may be modified, revised, supplemented, replaced and/or amended from time to time.

(b)  "WC LINE NOTE" means a certain Amended and Restated Line Note dated April
      ------------
3, 1998, given by Borrowers to Bank in the original principal amount of $10,000,000.00, as amended by the Allonge dated of even date herewith.

2.    GENERAL ACKNOWLEDGMENTS.  Each Borrower hereby ratifies, confirms and
      -----------------------
acknowledges that:

(a) The statements contained in the foregoing Background are true and complete in all material respects and that the Loan Documents are valid, binding and in full force and effect as of the date hereof and fully enforceable against the Borrowers and their respective assets in accordance with the terms thereof;

(b) Neither this Agreement nor any other agreement entered in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Bank of any of its rights under the Loan Documents or at law or in equity;

(c) All liens, security interests, rights and remedies granted to the Bank in the Loan Documents are hereby renewed, confirmed and continued, and shall also secure the performance by Borrowers of their obligations hereunder;

(d) None of them has any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof; and

(e) All references in the Loan Documents to the "Bank" shall mean, unless otherwise provided herein or therein, First Union National Bank.

3.    AMENDMENTS. The Loan Agreement shall be and is hereby amended as follows:
      ----------

(a)  INTEREST ON THE WC LINE.  SECTION 2.2 of the Loan Agreement is hereby
     ------------------------  -----------
amended to read in its entirety as follows:

               "2.2  INTEREST ON THE WC LINE
                     -----------------------

                     (a) Provided that no Event of Default has occurred and is
               continuing, interest on the unpaid principal balance of the WC Line will accrue from the date of advance until final payment thereof at a rate or rates selected by Borrowers from one of the two (2) interest rate options set forth below, subject to the restrictions and in accordance with the procedures set forth herein:

                         i. the Prime Rate; or

                         ii.  the LIBOR Based Rate.

                     (b) LIBOR RATE OPTION.  Provided that no Event of Default
                         -----------------
               shall have occurred and is continuing, Borrowers may request, in accordance with the procedures provided herein or established by Bank from time to time, that cash advances outstanding under the WC Line, or to be advanced under the WC Line, accrue interest at the LIBOR Based Rate; provided, however, that Borrowers shall at all times maintain a minimum of $100,000.00 of the outstanding balance of the WC Line accruing at the Prime Rate (the "Minimum Prime Rate Balance"). The Minimum Prime Rate Balance can be waived by Bank at any time, in Bank's sole discretion. To evidence such request, Borrowers shall deliver to Bank a LIBOR Rate Notification. Upon delivery by Borrowers to Bank of a LIBOR Rate Notification, that portion of the principal balance outstanding under the WC Line identified in such LIBOR Rate Notification shall accrue interest at the LIBOR Based Rate as follows: (i) with respect to the principal amount of any new cash advance under the WC Line, from the date of such advance until the end of the Rate Period specified in such LIBOR Rate Notification; and/or (ii) with respect to the principal amount of any portion of the WC Line outstanding and accruing interest at another LIBOR Rate at the time of the LIBOR Rate Notification related to such principal amount, from the expiration of the then current Rate Period related to such principal amount until the end of the Rate Period specified in such LIBOR Rate Notification; and/or (iii) with respect to all or any portion of the principal amount of the WC Line outstanding and accruing interest at the Prime Based Rate at the time of such LIBOR Rate Notification, from the date set forth in such LIBOR Rate Notification until the end of the Rate Period specified in such LIBOR Rate Notification.

                    (c) APPLICATION OF RATES.  Borrowers and Bank understand and
                        --------------------
               agree that: (i) subject to the provisions of this Agreement, the LIBOR Based Rate may apply simultaneously to different parts of the outstanding principal balance of the WC Line, (ii) Borrowers shall not make a request for a LIBOR Based Rate to apply to any new or existing advance under the WC Line at any time when three
               (3) previously requested LIBOR Based Rate requests are in effect (regardless of whether any one or more of the LIBOR Based Rates then in effect are actually the same rate or whether a new LIBOR Based Rate would be the same rate as being charged under any of the three (3) existing rates); (iii) no LIBOR Based Rate may be elected or continued at any time when an Event of Default has occurred and is continuing, but shall be automatically converted to the Prime Rate or the Default Rate, if applicable; (iv) no LIBOR Based Rate shall be available for a Rate Period which extends beyond the Contract Period; (v) the LIBOR Based Rate may apply simultaneously to various portions of the outstanding principal balance of the WC Line for various Rate

               Periods; (vi) the LIBOR Based Rate applicable to any portion of the outstanding principal balance of the WC Line may be different from the LIBOR Based Rate applicable to any other portion of the outstanding principal balance of the WC Line; and (vii) each advance under the WC Line accruing interest at the LIBOR Based Rate must be in a minimum amount of Five Hundred Thousand Dollars ($500,000.00).

               (d) FALL BACK RATE.  After expiration of any Rate Period for a
                   --------------
               LIBOR Based Rate, any principal portion of the WC Line corresponding to such Rate Period which has not been converted or renewed in accordance with the terms of this Agreement shall accrue interest automatically at the Prime Rate in effect from time to time, from the date of expiration of such Rate Period until paid in full, unless and until Borrowers request a conversion to a LIBOR Based Rate in accordance with the terms of this Agreement. With respect to any principal amount of the WC Line (whether an advance of new funds or an already outstanding amount), if Borrowers fail to properly request a LIBOR Based Rate such principal amount shall be deemed to earn interest at the Prime Rate.

               (e) UNAVAILABILITY OF LIBOR.  If, at any time, (i) Bank shall
                   -----------------------
               determine that, by reason of circumstances affecting foreign exchange and interbank markets generally, LIBOR deposits in the applicable amounts are not being offered to Bank; or (ii) a new law, a revision in any existing law, or interpretation or administration (including reversals) thereof by any government authority, central bank or comparable agency shall make it unlawful or impossible for Bank to honor its obligations under this Agreement to provide the LIBOR Based Rate, then (A) Bank's obligation to make or maintain a LIBOR-based rate shall be suspended, and (B) all LIBOR-based rates shall immediately be converted to the Prime Rate. The rate of interest charged under the Loan Agreement following conversion to the Prime Rate shall change automatically and immediately as of the date of any change in the Prime Rate without notice to the Borrowers."

(b)  PERFORMANCE PRICING FOR WC LINE.  SECTION 2.3 of the Loan Agreement is
     -------------------------------   -----------
hereby deleted and replaced with the following:

               "2.3  PERFORMANCE PRICING FOR WC LINE.  In the event Borrowers
                     -------------------------------
          have a consolidated EBITDA of not less than $4,000,000 for the six-month period ending June 30, 1999, the LIBOR Based Rate shall be reduced for advances or outstanding balances which are the subject of any future LIBOR Based Rate requests, within five business days after Bank's receipt of Borrowers' financial statement reflecting compliance with such EBITDA, subject to the provisions of SECTION 2.2, to a rate
                                                         ------------
          of interest equal to the applicable LIBOR plus 225 basis points.

(c)  INTEREST PAYMENTS ON THE WC LINE.  SECTION 3.2 of the Loan Agreement is
     --------------------------------   -----------
hereby deleted and replaced with the following:

               "3.2  INTEREST PAYMENTS ON THE WC LINE.  Borrowers will pay
                     --------------------------------
          interest on the principal balance of the WC Line monthly, in arrears, on the first day of each calendar month commencing the first day of the first calendar month following the date hereof and, as applicable, at the end of each Rate Period and, with respect to any Rate Period in excess of 90 days, an interest payment shall also be due on the 90th day after the date of the applicable advance."

(d)  INDEMNITY FOR LIBOR PORTION.  The following is hereby added to and made a
     ---------------------------
part of the Loan Agreement as SECTION 3.16 thereof:
                              ------------

               "3.16  INDEMNIFICATION.  Borrowers shall indemnify Bank and any
                      ---------------
               affiliate of Bank against any loss or expense incurred in employing deposits as a consequence of any payment of sums outstanding under the WC Line accruing interest at a LIBOR Base Rate on a date other than the last day of the applicable Rate Period ("INDEMNIFIED LOSS OR EXPENSE"). The amount of such Indemnified Loss or Expense shall be determined, in Bank's sole discretion, based upon the assumption that Bank funded 100% of that portion of the WC Line to which the LIBOR Based Rate applies in the applicable London interbank market."

(e)  ADDITIONAL DEFINITIONS.  The following definitions are hereby added to and
     ----------------------
made a part of the Loan Agreement as the SECTIONS described below:
                                         --------

               "14.19A "GOOD BUSINESS DAY" means any Business Day when banks in London, England, Philadelphia, Pennsylvania and Charlotte, North Carolina are open for business.

               14.20A "LIBOR" means, with respect to each day during each Rate Period, the rate for U.S. dollar deposits with a maturity comparable to such Rate Period as reported on Telerate page 3750 as of 11:00 a.m., London time, on the second London business day before the relevant Rate Period begins (or if not so reported, then as determined by the Lender from another recognized source or interbank quotation), adjusted for reserves by dividing that rate by 1.00 minus the LIBOR Reserve. LIBOR shall be rounded to the next higher 1/100 of 1%.

               14.20B "LIBOR BASED RATE" means a rate of interest equal to the applicable LIBOR plus 250 basis points. The LIBOR Based Rate shall remain in effect, subject to the provisions hereof, for the entire Rate Period for the WC Line advance for which it is determined.

               14.20C "LIBOR RATE NOTIFICATION" means an irrevocable written notice requesting a LIBOR Based Rate which must be provided to Bank prior to 11:00 a.m. Philadelphia time on a Business Day which is at least two (2) Good Business Days prior to the date on which such rate is requested to take effect, specifying:

                    (1) The principal amount which is to accrue interest at such rate;

                    (2) The date on which such rate is to take effect;

                    (3) Whether such principal amount is a new advance, a
               conversion from another interest rate, a renewal of another interest rate or a combination thereof; and

                    (4)  The Rate Period.

               14.20D "LIBOR RESERVE" means the maximum percentage reserve requirement (rounded to the next higher 1/100 of 1% and expressed as a decimal) in effect for any day during the applicable rate under the Federal Reserve Board's Regulation D for Eurocurrency liabilities as defined therein.

               14.30A "RATE PERIOD" shall mean for any portion of the WC Line for which Borrower elects a LIBOR Based Rate, the period of time for which such rate shall apply to such principal portions. The Rate Period for a LIBOR Based Rate shall be for periods of 30, 60, 90, or 180 days. If any Rate Period would otherwise end on a day which is not a Business Day, that Rate Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Rate Period into another calendar month, in which event such Rate Period shall end on the immediately preceding Business Day; and any Rate Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Rate Period) shall end on the last Business Day of a calendar month."

4.   CONDITIONS.  Without in any manner limiting the other requirements
     ----------
contained herein, Bank's agreement to amend the Loan Documents in accordance with this Amendment, as determined by Bank, shall be subject to each of the following:

(a) Delivery to Bank, in form and content acceptable to Bank, of an Allonge to the WC Line Note evidencing the interest rate options made available herein.

(b) Delivery of evidence of Borrowers' authorization to execute and deliver this Agreement; and

(c) Delivery of such other searches, corporate records, incumbency certificates, insurance policies, documents, agreements, statements and information as Bank may reasonably require to consummate the transactions contemplated hereby.

5.   REPRESENTATIONS AND WARRANTIES.  Borrowers hereby represent and warrant to
     ------------------------------
Bank, which representations and warranties shall survive until all Bank Indebtedness and all other obligations of Borrowers to Bank are paid and satisfied in full, as follows:

(a) Except as previously disclosed to Bank in writing, all representations and warranties of Borrowers set forth in the Loan Documents are true and complete as of the date hereof.

(b) No condition or event exists or has occurred which would constitute an Event of Default under the Loan Documents (or would, upon the giving of notice or the passage of time, or both constitute an event of default).

(c) The execution and delivery of this Amendment by Borrowers and all documents and agreements to be executed and delivered pursuant to the terms hereof;
     (i) has been duly authorized by all requisite corporate action by Borrowers; (ii) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrowers' Articles of Incorporation or By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which any Borrower is a party or by which any of them is bound or affected; or (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrowers, except liens in favor of the Bank or as permitted hereunder or under the Loan Documents.

6.   EVENT OF DEFAULT.  Borrowers covenant and agree that Borrowers' failure to
     ----------------
comply with any of the terms of this Amendment or any other instrument or agreement executed in connection with or pursuant to the terms of this Amendment, shall constitute an Event of Default under the Loan Agreement and each of the other Loan Documents.

7.   CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES.  Borrowers will pay all of
     ----------------------------------------------
the Bank's reasonable expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses, appraisal costs and fees and expenses of counsel retained by Bank and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Bank's right to reimbursement under any of the Loan Documents.

8.   INCONSISTENCIES.  TO THE EXTENT OF ANY INCONSISTENCY BETWEEN THE TERMS AND
     ---------------
CONDITIONS OF THIS AMENDMENT AND THE TERMS AND CONDITIONS OF THE LOAN DOCUMENTS, THE TERMS AND CONDITIONS OF THIS AMENDMENT SHALL PREVAIL. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

9.   BINDING EFFECT.  This Amendment and all rights and powers granted hereby
     --------------
will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

10.  SEVERABILITY.  The provisions of this Amendment and all other Loan
     ------------
Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

11.  NO THIRD PARTY BENEFICIARIES.  The rights and benefits of this Amendment
     ----------------------------
and the Loan Documents shall not inure to the benefit of any third party.

12.  MODIFICATIONS.  No modification of this Amendment or any of the Loan
     -------------
Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

13.  INTERPRETATION.  All references herein and in any of the Loan Documents to
     --------------
the Loan Amendment shall be deemed to refer to the Loan Agreement as amended hereby.

14.  LAW GOVERNING.  This Amendment has been made, executed and delivered in the
     -------------
Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth.

15.  EXHIBITS AND SCHEDULES.  All exhibits and schedules attached hereto are
     ----------------------
hereby made a part of this Amendment.

16.  HEADINGS.  The headings of the Articles, Sections, paragraphs and clauses
     --------
of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

17.  COUNTERPARTS.  This Amendment may be executed in any number of
     ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

18.  ACKNOWLEDGMENT OF CONFESSION OF JUDGMENT PROVISIONS.  EACH BORROWER
     ---------------------------------------------------
ACKNOWLEDGES AND AGREES THAT THE NOTES AND THE LOAN DOCUMENTS CONTAIN PROVISIONS WHEREBY BANK MAY ENTER JUDGMENT BY CONFESSION AGAINST BORROWERS. BEING FULLY AWARE OF THEIR RESPECTIVE RIGHTS TO PRIOR NOTICE AND HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST THEM BY BANK UNDER THE NOTES AND LOAN DOCUMENTS, BEFORE JUDGMENT CAN BE ENTERED, BORROWERS HEREBY WAIVE THESE RIGHTS AND AGREE AND CONSENT TO BANK ENTERING JUDGMENT AGAINST BORROWERS BY CONFESSION. ANY PROVISION IN A CONFESSION OF JUDGMENT IN ANY OF THE LOAN DOCUMENTS FOR AN ATTORNEY'S COLLECTION COMMISSION SHALL IN NO WAY LIMIT BORROWERS' LIABILITY TO REIMBURSE BANK FOR ALL LEGAL FEES ACTUALLY INCURRED BY BANK, EVEN IF SUCH FEES ARE IN EXCESS OF THE ATTORNEY'S COLLECTION COMMISSION PROVIDED FOR IN SUCH CONFESSION OF JUDGMENT. '

1.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                         TOTAL CONTAINMENT, INC.


                         By:     /s/ Pierre Desjardins
                                 ---------------------
                                 Pierre Desjardins, President



                         TCI ENVIRONMENT NV/SA


                         By:     /s/ Jeffrey Boehmer
                                 -------------------
                                 Jeffrey Boehmer, Secretary



                         RENE MORIN, INC.


                         By:     /s/ Jeffrey Boehmer
                                 -------------------
                                 Jeffrey Boehmer, Secretary



                         AMERICAN CONTAINMENT, INC.

                         By:     /s/ Jeffrey Boehmer
                                 -------------------
                                 Jeffrey Boehmer, Secretary



                         FIRST UNION NATIONAL BANK,
                         successor by merger to CoreStates Bank, N.A.


                         By:     /s/ Charles O'Donnell
                                 ---------------------
                                 Charles O'Donnell, Vice President

                                    ALLONGE
                                    -------

     THIS ALLONGE is made this 23 day of December, 1998, by and between TOTAL CONTAINMENT, INC., TCI ENVIRONMENT NV/SA, RENE MORIN, INC., AMERICAN CONTAINMENT, INC., (collectively "BORROWERS"), and FIRST UNION NATIONAL BANK, successor by merger to CoreStates Bank, N.A. (the "BANK").

                                  BACKGROUND
                                  ----------

     A. By an Amended and Restated Loan and Security Agreement dated April 3, 1998, by and among Borrowers and Bank, as amended ( the "LOAN AGREEMENT"), Bank agreed, inter alia, to increase the WC Line to Ten Million Dollars ($10,000,000.00), as evidenced by Borrowers' Amended and Restated Line Note dated April 3, 1998 (the "NOTE") in the original principal amount of Ten Million Dollars ($10,000,000.00).

     B. By a Loan Modification Agreement of even date herewith by and among Borrowers and Bank (the "MODIFICATION"), Bank agreed, inter alia, to provide certain interest rate options for sums outstanding under the Note.

     D. Borrowers and Bank desire that the terms of the Note be modified to reflect the terms and conditions of the Modification.

     NOW, THEREFORE, in consideration of the mutual benefits inuring to Borrowers and Bank, and intending to be legally bound hereby, it is agreed that the Note is hereby modified as described below.

                                     TERMS
                                     -----

1.    NOTE.  The Note, as modified hereby, is the "WC LINE NOTE," as defined in
      ----
the Loan Agreement.

2.    AMENDMENTS TO NOTE.
      ------------------

      a.    SECTION 2 of the Note is hereby amended to be as follows:
            ---------

                "2.  INTEREST RATE.  Interest on the unpaid principal balance
                     -------------
            hereof will accrue interest as provided in SECTION 2.2 of the Loan
                                                       -----------
            Agreement, as amended."

      b.    SECTION 6 of the Note is hereby amended to be as follows:
            ---------

                "6.  INTEREST PAYMENTS.  Interest which accrues on the
                     -----------------
            outstanding principal balance hereof shall be due and payable as provided in Section 3.2 of the Loan Agreement, as amended."
                        -----------

3.  EFFECT OF MODIFICATION.  All other provisions of the Note, and all other
    ----------------------
agreements and instruments executed in connection therewith, shall not be modified hereby, except as expressly set forth below, and this Allonge shall not be construed as a waiver of any of Bank's rights under the Note as heretofore existing or as hereafter modified by this Allonge.

4.  CONFIRMATION OF DEBT.  Borrowers hereby further confirm and ratify the Note,
    --------------------
as modified hereby, and acknowledge that they have no defense, setoff, counterclaim, or challenge against the payment of all sums as set forth in the Note, as modified hereby, the enforcement of any of the terms thereof, or the validity of the provisions hereof.

5.  SINGLE INSTRUMENT.  Borrowers hereby direct Bank to affix this Allonge to
    -----------------
the Note, whereupon the Note and this Allonge will become and constitute a single instrument.

     IN WITNESS WHEREOF, Bank and Borrowers have executed this Allonge under seal on the date first above written.

                                         TOTAL CONTAINMENT, INC.


                                         By:  /s/ Pierre Desjardins
                                              ---------------------
                                              Pierre Desjardins, President



                                         TCI ENVIRONMENT NV/SA


                                         By:  /s/ Jeffrey Boehmer
                                              -------------------
                                              Jeffrey Boehmer, Secretary



                                         RENE MORIN, INC.


                                         By:  /s/ Jeffrey Boehmer
                                              -------------------
                                              Jeffrey Boehmer, Secretary



                                         AMERICAN CONTAINMENT, INC.


                                         By:  /s/ Jeffrey Boehmer
                                              -------------------
                                              Jeffrey Boehmer, Secretary
                   [signatures continued on following page]
                   [signatures continued from previous page]


                                         FIRST UNION NATIONAL BANK,
                                         successor by merger to
                                         CoreStates Bank, N.A.

                                         By:  /s/ Charles O'Donnell
                                              ---------------------
                                              Charles O'Donnell, Vice President


                                       3